Exhibit 24

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON, and TANGELA RICHTER, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 80,000,000 shares of Common Stock of the Company, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, stock dividends or similar adjustments occurring after the date hereof, which may be issued pursuant to the Wells Fargo & Company 2022 Long-Term Incentive Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of April, 2022.

/s/ Steven D. Black
Steven D. Black

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON, and TANGELA RICHTER, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 80,000,000 shares of Common Stock of the Company, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, stock dividends or similar adjustments occurring after the date hereof, which may be issued pursuant to the Wells Fargo & Company 2022 Long-Term Incentive Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of April, 2022.

/s/ Mark A. Chancy
Mark A. Chancy

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON, and TANGELA RICHTER, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 80,000,000 shares of Common Stock of the Company, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, stock dividends or similar adjustments occurring after the date hereof, which may be issued pursuant to the Wells Fargo & Company 2022 Long-Term Incentive Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of April, 2022.

/s/ Celeste A. Clark
Celeste A. Clark

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON, and TANGELA RICHTER, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 80,000,000 shares of Common Stock of the Company, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, stock dividends or similar adjustments occurring after the date hereof, which may be issued pursuant to the Wells Fargo & Company 2022 Long-Term Incentive Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of April, 2022.

/s/ Theodore F. Craver, Jr.
Theodore F. Craver, Jr.

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON, and TANGELA RICHTER, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 80,000,000 shares of Common Stock of the Company, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, stock dividends or similar adjustments occurring after the date hereof, which may be issued pursuant to the Wells Fargo & Company 2022 Long-Term Incentive Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of April, 2022.

/s/ Richard K. Davis
Richard K. Davis

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON, and TANGELA RICHTER, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 80,000,000 shares of Common Stock of the Company, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, stock dividends or similar adjustments occurring after the date hereof, which may be issued pursuant to the Wells Fargo & Company 2022 Long-Term Incentive Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of April, 2022.

/s/ Wayne M. Hewett
Wayne M. Hewett

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON, and TANGELA RICHTER, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 80,000,000 shares of Common Stock of the Company, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, stock dividends or similar adjustments occurring after the date hereof, which may be issued pursuant to the Wells Fargo & Company 2022 Long-Term Incentive Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of April, 2022.

/s/ Cecelia G. Morken
Cecelia G. Morken

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON, and TANGELA RICHTER, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 80,000,000 shares of Common Stock of the Company, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, stock dividends or similar adjustments occurring after the date hereof, which may be issued pursuant to the Wells Fargo & Company 2022 Long-Term Incentive Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of April, 2022.

/s/ Maria R. Morris
Maria R. Morris

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON, and TANGELA RICHTER, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 80,000,000 shares of Common Stock of the Company, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, stock dividends or similar adjustments occurring after the date hereof, which may be issued pursuant to the Wells Fargo & Company 2022 Long-Term Incentive Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of April, 2022.

/s/ Felecia F. Norwood
Felecia F. Norwood

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON, and TANGELA RICHTER, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 80,000,000 shares of Common Stock of the Company, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, stock dividends or similar adjustments occurring after the date hereof, which may be issued pursuant to the Wells Fargo & Company 2022 Long-Term Incentive Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of April, 2022.

/s/ Richard B. Payne Jr.
Richard B. Payne Jr.

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON, and TANGELA RICHTER, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 80,000,000 shares of Common Stock of the Company, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, stock dividends or similar adjustments occurring after the date hereof, which may be issued pursuant to the Wells Fargo & Company 2022 Long-Term Incentive Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of April, 2022.

/s/ Juan A. Pujadas
Juan A. Pujadas

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON, and TANGELA RICHTER, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 80,000,000 shares of Common Stock of the Company, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, stock dividends or similar adjustments occurring after the date hereof, which may be issued pursuant to the Wells Fargo & Company 2022 Long-Term Incentive Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of April, 2022.

/s/ Ronald L. Sargent
Ronald L. Sargent

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON, and TANGELA RICHTER, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 80,000,000 shares of Common Stock of the Company, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, stock dividends or similar adjustments occurring after the date hereof, which may be issued pursuant to the Wells Fargo & Company 2022 Long-Term Incentive Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of April, 2022.

/s/ Suzanne M. Vautrinot
Suzanne M. Vautrinot